Exhibit 10.2

Joinder Agreement

February 16, 2011

REVEL AC, INC.

1301 Atlantic Avenue, Suite 200

Atlantic City, New Jersey 08401

Ladies and Gentlemen:

WHEREAS, Revel AC, Inc., a Delaware corporation (the “Issuer”), Revel AC, LLC, a Delaware limited liability company, and the Purchaser named therein (the “Purchaser”) have executed and delivered a Securities Purchase Agreement, dated February 16, 2011 (the “Securities Purchase Agreement”), providing for the issuance and sale of the Units (as defined therein); and

WHEREAS, the Issuer has agreed to cause, as a condition to the consummation of the offering of the Units, each Acquired Guarantor (as defined in the Securities Purchase Agreement), which was originally not a party thereto, to join in the Securities Purchase Agreement on the Closing Date.

NOW, THEREFORE, each of the undersigned hereby agrees for the benefit of the Purchaser, as follows:

1. Joinder. The undersigned hereby acknowledges that it has received and reviewed a copy of the Securities Purchase Agreement and all other documents it deems necessary to enter into this Joinder Agreement (this “Joinder Agreement”), and acknowledges and agrees to (i) join and become a party to the Securities Purchase Agreement as indicated by its signature below; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgements applicable to an Acquired Guarantor or a Guarantor in the Securities Purchase Agreement as if made by, and with respect to, it; and (iii) perform all obligations and duties required of an Acquired Guarantor or a Guarantor and be entitled to all rights and privileges of an Acquired Guarantor or a Guarantor pursuant to the Securities Purchase Agreement.

2. Due Authorization. The undersigned, jointly and severally, represents and warrants to the Purchaser that this Joinder Agreement has been duly and validly authorized, executed and delivered by such Acquired Guarantor and constitutes a valid and binding obligation of such Acquired Guarantor, enforceable against such Acquired Guarantor, except that the enforcement thereof may be subject to the Enforceability Exceptions.

3. GOVERNING LAW. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND RULE 327(B) OF THE NEW YORK CIVIL PRACTICE LAW AND RULES.

4. Entire Agreement; Counterparts. This Joinder Agreement, together with the Securities Purchase Agreement, constitutes the entire agreement of the parties to this Joinder Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Joinder Agreement may be executed in two or more counterparts (which may be by means of electronic mail or PDF), each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

5. Headings. The headings of the various sections of this Joinder Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Joinder Agreement.

6. Severability. In case any provision contained in this Joinder Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

7. Amendment. This Joinder Agreement may not be modified or amended except pursuant to an instrument in writing signed by each party hereto and the parties to the Securities Purchase Agreement.

Capitalized terms used but not defined in this Joinder Agreement have the respective meanings set forth in the Securities Purchase Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Joinder Agreement as of the date first written above.

ACQUIRED GUARANTORS:

REVEL ATLANTIC CITY, LLC

By:	REVEL AC, LLC, as Sole Member

By:	Revel AC, INC., as Sole Member

By:	/s/ Alan Greenstein
	Name:	Alan Greenstein
	Title:	Chief Financial Officer, Treasurer and Secretary

REVEL ENTERTAINMENT GROUP, LLC

By:	REVEL AC, LLC, as Sole Member

By:	Revel AC, INC., as Sole Member

By:	/s/ Alan Greenstein
	Name:	Alan Greenstein
	Title:	Chief Financial Officer, Treasurer and Secretary

NB ACQUISITION, LLC

By:	REVEL ENTERTAINMENT GROUP, LLC, as Sole Member

By:	REVEL AC, LLC, as Sole Member

By:	Revel AC, INC., as Sole Member

By:	/s/ Alan Greenstein
	Name:	Alan Greenstein
	Title:	Chief Financial Officer, Treasurer and Secretary